SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934
                              (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

[ X]   Definitive Proxy Statement

[  ]   Definitive Additional Materials

[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                       ARONEX PHARMACEUTICALS, INC.
              ________________________________________________
              (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  ______________________________________________________________________
  (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[  ] $500 per each party to the controversy pursuant to Exchange Act Rule
     14a-6(i)(3).

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

              -----------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               _____________________________________________________________

       4)     Proposed maximum aggregate value of transaction:


              ______________________________________________________________

        5)     Total fee paid:


              _______________________________________________________________


[  X] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              _______________________________________________________________

       2)     Form, Schedule or Registration Statement No.:


              _______________________________________________________________

       3)     Filing Party:

              ______________________________________________________________

       4)     Date Filed:

              _______________________________________________________________

                         ARONEX PHARMACETICALS, INC.
                         3400 Research Forest Drive
                         The Woodlands, Texas 77381



                                                    May 7, 1996




TO OUR STOCKHOLDERS:

     You are cordially invited to attend a Special Meeting of Stockholders of Aronex Pharmaceuticals, Inc. to be held on Friday, May 24, 1996, at 10:00 a.m., local time, at the Company's offices at 3400 Research Forest
Drive, The Woodlands, Texas. A Notice of the Special Meeting, Proxy Statement and form of proxy are enclosed with this letter.

     We encourage you to read the Notice of the Special Meeting and Proxy Statement so that you may be informed about the business to come before the meeting. Your participation in the Company's business is important, regardless of the number of shares that you hold. To ensure your representation at the meeting, please promptly sign and return the accompanying proxy card in the postage-paid envelope.

        We look forward to seeing you on May 24th.


                                            Sincerely,



                                            James M. Chubb
                                            President

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD MAY 24, 1996

To the Stockholders of Aronex Pharmaceuticals, Inc.:

     A Special Meeting of Stockholders (the "Special Meeting") of Aronex Pharmaceuticals, Inc. will be held on Friday, May 24, 1996, at 10:00 a.m., local time, at the Company's offices at 3400 Research Forest Drive, The Woodlands, Texas, for the following purposes:

1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a one-for-two reverse stock split; and

2. To act upon such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on May 2, 1996 will be entitled to notice of and to vote at the Special Meeting.

     It is important that your shares be represented at the Special Meeting regardless of whether you plan to attend. THEREFORE, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you are present at the Special Meeting, and wish to do so, you may revoke the proxy and vote in person.

                                          By Order of the Board of Directors,


                                          Terance A. Murnane
                                          Secretary

The Woodlands, Texas
May 7, 1996

                        ARONEX PHARMACEUTICALS, INC.
                         3400 Research Forest Drive
                         The Woodlands, Texas 77381


                              PROXY STATEMENT
                                    For
                      SPECIAL MEETING OF STOCKHOLDERS


                          To Be Held May 24, 1996



                  SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited by the Board of Directors of Aronex Pharmaceuticals, Inc. (the "Company"), to be voted at the Special Meeting of Stockholders of the Company to be held on Friday, May 24, 1996 (the "Special Meeting"), at 10:00 a.m., local time, at the Company's offices at 3400 Research Forest Drive, The Woodlands, Texas, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders, and at any adjournment(s) of the Special Meeting. When Proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Special Meeting in accordance with the directions noted thereon. If no directions are indicated, the shares will be voted in favor of the proposal set forth in this Proxy Statement and in the discretion of the persons appointed as proxies in the accompanying form of Proxy with respect to any other matter that is properly brought before the Special Meeting.

     Each stockholder of the Company has the unconditional right to revoke his Proxy at any time prior to its exercise, either in person at the Special Meeting or by written notice to the Company addressed to Secretary, Aronex Pharmaceuticals, Inc., 3400 Research Forest Drive, The Woodlands, Texas 77381. No revocation by written notice will be effective unless such notice has been received by the Secretary of the Company prior to the day of the Special Meeting or by the inspector of election at the Special Meeting.

     The principal executive offices of the Company are located at 3400 Research Forest Drive, The Woodlands, Texas 77381. This Proxy Statement and the accompanying Notice of Special Meeting of Stockholders and Proxy are being mailed to the Company's stockholders on or about May 7, 1996.

     In addition to the solicitation of proxies by use of this Proxy Statement, directors, officers and employees of the Company may solicit the return of proxies by mail, personal interview, telephone or telegraph.
Officers and employees of the Company will not receive additional compensation for their solicitation efforts, but they will be reimbursed for any out-of-pocket expenses incurred. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the stock registered in their names, to forward solicitation materials to the beneficial owners of such stock.

     All costs of preparing, printing, assembling and mailing the Notice of Special Meeting of Stockholders, this Proxy Statement, the enclosed form of Proxy and any additional materials, as well as the cost of forwarding solicitation materials to the beneficial owners of stock and all other costs of solicitation, will be borne by the Company.

                          PURPOSES OF THE MEETING

     At the Special Meeting, the Company's stockholders will be asked to consider and act upon the following matters:

     1.   A  proposal  to  amend  the   Company's   Amended  and   Restated
          Certificate of Incorporation (the "Amended and Restated Certificate of Incorporation") to effect a one-for-two reverse stock split of the Company's Common Stock, par value $.001 per share (the "Reverse Split"); and

     2. The transaction of any and all other business that may properly come before the Special Meeting or any adjournment(s) thereof.

                             QUORUM AND VOTING

     The close of business on May 2, 1996 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to vote at the Special Meeting and any adjournment(s) thereof. As of the Record Date, the Company had issued and outstanding 21,919,115 shares of Common Stock and no shares of the Company's Preferred Stock, par value $.001 per share.

     Each stockholder of record of Common Stock will be entitled to one vote per share on each matter that is called to vote at the Special Meeting.

     The presence, either in person or by proxy, of holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Special Meeting. Assuming the presence of a quorum, the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock is required for the approval of the proposal described in this Proxy Statement.

     All Proxies that are properly completed, signed and returned prior to the Special Meeting will be voted. Any Proxy given by a stockholder may be revoked at any time before it is exercised by the stockholder (i) filing with the Secretary of the Company an instrument revoking it, (ii) executing and returning a proxy bearing a later date or (iii) attending the Special Meeting and expressing a desire to vote his shares of Common Stock in person. Votes will be counted by American Stock Transfer & Trust Company, the Company's transfer agent and registrar. With respect to abstentions, the shares are considered present at the meeting for purposes of determining a quorum and voting on a particular matter. With respect to broker non-votes, the shares are considered present at the meeting for purposes of determining a quorum but are not entitled to vote on the particular matter as to which the broker does not have voting authority. Since abstentions and broker non-votes are not affirmative votes for the matter, they will have the same effect as votes against the matter.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1996 by
(i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) the Company's chief executive officer and each of the other executive officers of the Company with annual compensation in excess of $100,000 and (iv) all directors and officers as a group. Except as described below, each of the persons listed in the table has sole voting and investment power with respect to the shares listed.

                                                    Number of
                                                     Shares of       Percentage
Name                                               Common Stock      of Shares
                                                   Beneficially    Beneficially
                                                      Owned           Owned

Amerindo Investment Advisors, Inc. (1)...............  2,015,000        9.3%
   One Embarcadero Center, Suite 2300
   San Francisco, California 94111

Hillman Medical Venture Partnerships (2).............  1,986,540        9.2%
   824 Market Street, Suite 900
   Wilmington, Delaware 19801

HealthCare Ventures Partnerships (3).................  1,917,103       8.8%
   Twin Towers at Metro Bank
   379 Thornall Street
   Edison, New Jersey 08837

The Allstate Corporation (4).........................  1,533,928       7.1%
   2775 Sanders Road
   Northbrook, Illinois 60062

Martin P. Sutter (5).................................    932,704       4.3%
James M. Chubb (6)...................................    232,381       1.1%
Gabriel Lopez-Berestein (7)(11)......................    222,587       1.0%
George B. Mackaness (11).............................     80,000       *

Ronald J. Brenner (8)(11)............................  2,028,410       9.3%
Geoffrey F. Cox (9)(11)..............................    873,611       4.0%
Gregory F. Zaic (10)(11).............................    701,831       3.2%
John F. Chappell (11)................................     36,809       *

Paul A. Cossum (12)..................................     28,140       *

Gillian Ivers-Read (12)..............................     23,750       *

All directors and officers as a group
   (11 persons) (5)-(12).............................  5,174,195      23.8%


*      Less than one percent.

     (1) Consists of 1,917,500 shares owned by Amerindo Investment Advisors, Inc. ("Amerindo"), 77,500 shares owned by Amerindo Advisors (U.K.) Limited ("Amerindo UK"), and 20,000 shares owned by Amerindo Investment Advisors Inc. Profit Sharing Trust ("Plan"). The sole shareholders and directors of Amerindo and Amerindo UK are Alberto W. Vilar and Gary A. Tanaka, each of whom may by deemed to be the beneficial owner of the 1,995,000 shares owned by Amerindo and Amerindo UK. Mr. Vilar is sole trustee of the Plan and may be deemed to be the beneficial owner of the 20,000 shares owned by the Plan. Based on Schedule 13G, Amendment No. 1, dated February 15, 1996, of Amerindo, Amerindo UK, the Plan, Mr. Vilar and Mr. Tanaka.
                                     3

     (2) Consists of 236,180 shares owned by Hillman Medical Ventures 1989 L.P., 738,114 shares owned by Hillman Medical Ventures 1990 L.P. and 1,012,246 shares owned by Hillman Medical Ventures 1991 L.P. (collectively, the "Hillman Medical Venture Partnerships"). The general partners of the Hillman Medical Venture Partnerships are Cashon Biomedical Associates, L.P. and Hillman/Dover Limited
          Partnership. The general partner of Hillman/Dover Limited Partnership is a wholly-owned subsidiary of The Hillman Company, a firm engaged in diversified investments and operations. The Hillman Company is controlled by Henry L. Hillman, Elsie Hilliard Hillman and C.G. Grefenstette, Trustees of the Henry L. Hillman Trust, which Trustees may be deemed the beneficial owners of the 1,986,540 shares owned by the Hillman Medical Venture Partnerships. Dr. Brenner, a director of the Company, is the managing partner of Cashon Biomedical Associates, L.P., of which the other general partners are Hal S. Broderson, M.D. and Charles
          G. Hadley. Dr. Brenner, Dr. Broderson and Mr. Hadley may be deemed to beneficially own such shares.
     (3) Consists of 489,246 shares owned by HealthCare Venture Partners L.P., 382,356 shares owned by HealthCare Venture Partners II
          L.P., 808,199 shares owned by HealthCare Venture Partners III L.P. and 237,302 shares owned by HealthCare Venture Partners IV L.P. (collectively, the "HealthCare Venture Partnerships"). James
          H. Cavanaugh, Harold R. Werner, John W. Littlechild, Ronald Shipman and William Crouse are general partners of each of the HealthCare Venture Partnerships and may be deemed to beneficially own such shares.
     (4) Consists of 1,533,928 shares owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation, based on
          Schedule 13G, Amendment No. 3, dated February 9, 1996, of The Allstate Corporation.
     (5) Includes 893,704 shares owned by The Woodlands Venture Fund, L.P., and 1,000 shares owned by The Woodlands Venture Partners, L.P. Mr. Sutter is a general partner of The Woodlands Venture Partners, L.P., which is the general partner of The Woodlands Venture Fund, L.P. Mr. Sutter disclaims beneficial ownership of the 893,704 shares owned by The Woodlands Venture Fund, L.P. Also includes 37,000 shares which may be acquired on the exercise of the currently vested portion of stock options.
     (6) Includes 91,031 shares that may be acquired on the exercise of stock options.
     (7) Includes 91,364 shares that may be acquired on the exercise of stock options. Includes 55,000 shares that may be acquired on the exercise of stock options granted subject to stockholder approval prior to issuance. The Company intends to seek such approval at its 1996 annual meeting of stockholders. Excludes 39,394 shares held by a relative of Dr. Lopez-Berestein, but as to which he disclaims beneficial ownership.
     (8) Includes 1,986,540 shares owned by the Hillman Medical Venture Partnerships, of which Dr. Brenner is the managing partner of one of the general partners.
     (9) Includes 846,611 shares owned by Genzyme Corporation. Dr. Cox is Senior Vice President of Genzyme. Dr. Cox disclaims beneficial ownership of the shares held by Genzyme.
     (10) Includes 674,831 shares owned by Prince Venture Partners III, L.P. Mr. Zaic is a general partner of Prince Ventures, L.P., which is a general partner of Prince Venture Partners III, L.P. Mr. Zaic disclaims beneficial ownership of the shares held by Prince Venture Partners III, L.P.
     (11) Includes 25,000 shares that may be acquired on the exercise of stock options granted subject to stockholder approval prior to issuance. The Company intends to seek such approval at its 1996 annual meeting of stockholders.
     (12) Represents shares that may be acquired on the exercise of stock options.

     The holders of an aggregate of approximately 9,669,616 shares of Common Stock are parties to a Stockholders Agreement. Those stockholders include the Hillman Medical Venture Partnerships, the HealthCare Ventures Partnerships, The Woodlands Venture Fund, L.P., The Woodlands Venture Partners, L.P., Genzyme Corporation, Prince Venture Partners III, L.P. and Gabriel Lopez-Berestein. The Stockholders Agreement continues in effect until the later of (i) the completion of the second annual meeting of stockholders of the Company after September 11, 1995 and (ii) September 11, 1997.

                               REVERSE SPLIT

GENERAL

     At the Special Meeting, the stockholders of the Company will consider and vote upon a proposal providing for a one-for-two Reverse Split of the Common Stock. The Reverse Split will be effected by an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Reverse Split Amendment") that is contained in Exhibit A to this Proxy Statement, which is incorporated by reference herein. The Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware (the "Effective Date"). Fractional shares of Common Stock will not be issued as a result of the Reverse Split. Stockholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Split will, instead, receive from the Company a cash payment in United States dollars equal to such fraction multiplied by two times the average closing price of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding the Effective Date.

AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

     The Reverse Split Amendment will amend Article IV of the Amended and Restated Certificate of Incorporation to add a new Section D. At the Effective Date, without further action on the part of the Company or the stockholders, each share of Common Stock will be converted into one-half of a share of Common Stock. The Reverse Split Amendment will become effective upon its filing with the Secretary of State of the State of Delaware.

     A vote for the Reverse Split proposal will include authorization of the Company's Board of Directors not to file the Reverse Split Amendment in the event the Board of Directors determines that filing the Reverse Split Amendment would not be in the best interest of the Company's stockholders. Factors leading to such determination could include, without limitation, abandonment of the proposed Offering discussed below under "--Reasons for the Reverse Split."

VOTE NEEDED FOR APPROVAL

     The proposed Reverse Split and the related amendment to the Company's Amended and Restated Certificate of Incorporation must be approved by the holders of at least a majority of the outstanding shares of Common Stock.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SETTING FORTH THE PROPOSED REVERSE SPLIT AMENDMENT, AND HEREBY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE FOR THE PROPOSED AMENDMENT.
                                 ---

EFFECT OF THE PROPOSED REVERSE SPLIT

     The proposed Reverse Split will be effected by means of an amendment to the Amended and Restated Certificate of Incorporation. Under Delaware law, no appraisal rights are available to dissenting stockholders. Each stockholder who owns fewer than two shares of Common Stock will have his fractional share of Common Stock converted into the right to receive cash as set forth below in "--Exchange of Stock Certificates and Payment for Fractional Shares." The interest of such stockholder in the Company will thereby be terminated, and such stockholder will have no right to share in the assets or future growth of the Company. Each stockholder who owns two or more shares of Common Stock will continue to own shares of Common Stock and will share in the assets and future growth of the Company. Such interest will be represented by one-half as many shares as such stockholder owned before the Reverse Split, except that no fractional shares will be issued.

     The following schedule of stockholders' equity sets forth as of December 31, 1995, on a pro forma basis, the effect of the adoption of the Reverse Split proposal. Adoption of the Reverse Split proposal will result in a one-for-two reverse split of the Common Stock.

                 PRO FORMA SCHEDULE OF STOCKHOLDERS' EQUITY
                ASSUMING ADOPTION OF REVERSE SPLIT PROPOSAL
                                (UNAUDITED)
                       (IN THOUSANDS, EXCEPT SHARES)


                                                                      Pro     Adjusted
                                                      Historical     Forma     Balance
                                                      December 31,   Adjust-  December 31,
                                                          1995       ments(1)    1995


Stockholders' equity:
 Preferred stock $.001 par value, 10,000,000 shares
  authorized, none issued and outstanding........    $      -       $     -   $     -
Common stock $.001 par value, 75,000,000 shares
  authorized, 20,760,112 shares issued and
  outstanding pre-split; 10,380,056 shares issued
  and outstanding post-split.......................        21           (10)         11
Additional paid-in capital.........................    56,331            10      56,341
Common stock warrants..............................     1,488            -        1,488
Treasury stock.....................................       (11)           -          (11)
Deferred compensation..............................    (1,536)           -       (1,536)
Unrealized loss on available-for-sale securities...      (116)           -         (116)
Deficit accumulated during development stage.......   (44,183)           -      (44,183)
                                                       ----------     --------  ---------
  Total stockholders' equity....................... $  11,994       $     -   $  11,994
                                                       ==========     ========   =========

- ---------
     (1) Represents the proposed one-for-two Common Stock reverse stock split which results in a net reduction of 10,380,056 shares of Common Stock outstanding assuming no fractional shares are purchased.

     Adoption of the Reverse Split proposal as of January 1, 1995 would not have had an effect on net income for the fiscal year ended December 31, 1995. However, net loss per share would have been proportionately increased from $(1.34) to $(2.68). No adjustment has been made for the reduction in the number of shares of Common Stock resulting from the payment of cash for fractional shares. The Company does not believe that adoption of the Reverse Split will adversely affect the continued listing of the Company's Common Stock on the Nasdaq National Market.

REASONS FOR THE REVERSE SPLIT

     Management of the Company believes that it may be more difficult to attract new investors to the Company because the Common Stock trades at a relatively low price (the closing price on May 2, 1996 was $6.125 per share). Institutional investors typically are unwilling to invest in companies whose stock trades at less than $5, or, in some cases, $10 per share. Stockbrokers also are sometimes subject to internal restrictions on their ability to recommend stocks trading at less than $5 per share because of the general presumption that such stock may be highly speculative. In addition, stock which trades in the trading range of the Company's Common Stock may not be marginable under the internal policies of some stockbrokers.

     In addition, the Company has filed a registration statement on Form S-3 related to a proposed public offering by the Company of 6,000,000 shares of Common Stock (the "Offering"). The underwriters engaged by the Company in connection with the Offering have advised the Company that they believe the marketability of the Common Stock for purposes of the Offering would be enhanced by the Reverse Split.

     It is anticipated that following the consummation of the Reverse Split, the shares of Common Stock will trade at a price per share that is significantly higher than the current market price. However, there can be no assurance that, after the consummation of the Reverse Split, the shares of Common Stock will trade at two times the market price of the Common Stock prior to the Reverse Split.
                                     6

EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

     The exchange of shares of Common Stock will occur on the Effective Date without any action on the part of stockholders of the Company and without regard to the date certificates representing pre-split shares of Common Stock are physically surrendered for certificates representing post-split shares of Common Stock. The Company's Transfer Agent will exchange certificates. In the event that the number of shares of post-split Common Stock includes a fraction, the Company will pay to the stockholder, in lieu of the issuance of fractional shares of the Company, a cash amount in United States dollars which will be equal to the same fraction multiplied by two times the average closing price of the Common Stock on the Nasdaq National Market for the five trading days immediately preceding the Effective Date. The closing price of the Common Stock ranged from $5.375 to $6.50 from April 26 to May 2, 1996, with an average closing price of $6.00. A change in the closing price of the Common Stock will affect the amount received for a fractional share by a stockholder.

     As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock to be used in forwarding their certificates for surrender and exchange for certificates representing the number of shares of post-split Common Stock such stockholders are entitled to receive as a consequence of the Reverse Split. After receipt of such transmittal form, each holder should surrender the certificates representing pre-split shares of Common Stock of the Company. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of post-split Common Stock to which he is entitled and any cash payable in lieu of a fractional share. The transmittal forms will be accompanied by instructions specifying other details of the exchange. STOCKHOLDERS SHOULD NOT SEND THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

     After the Effective Date, each certificate representing pre-split shares of Common Stock will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of post-split shares of Common Stock, and the right to receive from the Company the amount of cash for any fractional shares, into which the shares evidenced by such certificate have been converted, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by the Company after the Effective Date, until the certificates representing pre-split shares of Common Stock have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of the surrender of the certificates for pre-split shares of Common Stock, all such unpaid dividends or distributions will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion describes certain federal income tax consequences of the Reverse Split. This discussion is based upon the Internal Revenue Code of 1986 (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described below. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

     This discussion is for general information only and does not address the federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

     STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF PARTICIPATION IN THE REVERSE SPLIT, INCLUDING THE

APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

     The Company should not recognize any gain or loss as a result of the Reverse Split. No gain or loss should be recognized by a stockholder who receives only Common Stock upon the Reverse Split. The aggregate tax basis of post-split Common Stock received by such a stockholder in connection with the Reverse Split will equal the stockholder's aggregate tax basis in the pre-split Common Stock exchanged therefor and generally will be allocated among post-split Common Stock received on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in pre-split Common Stock surrendered in the Reverse Split should consult their own tax advisors to determine their basis in the post-split Common Stock received in exchange therefor. A stockholder who receives cash in lieu of a fractional share of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on the receipt of such cash in an amount equal to the difference between the cash received and his basis in such fractional share of Common Stock. For this purpose, a stockholder's basis in such fractional share of Common Stock will be determined as if the stockholder actually received such fractional share.

                             OTHER INFORMATION

ADDITIONAL MATTERS

     While the notice for the Special Meeting calls for the transaction of any other business as may be properly presented, management is not aware of any business to be submitted at the Special Meeting not referred to in this Proxy Statement. If any further business is presented, the persons named in the Proxy will act according to their best judgment on behalf of the stockholders they represent.

SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder who wishes to present a proposal for action at the 1996 Annual Meeting of Stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by management must have notified management of the Company in such a manner so that such notice was received by management by February 1, 1996, and in such form as required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                          By Order of the Board of Directors



                                          Terance A. Murnane
                                          Secretary


May 7, 1996
The Woodlands, Texas

                                                         EXHIBIT A


                          CERTIFICATE OF AMENDMENT
                                     OF
             AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                     OF
                        ARONEX PHARMACEUTICALS, INC.


     Aronex  Pharmaceuticals,  Inc.  (the  "Corporation"),   organized  and
existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL") does hereby certify:

     FIRST:  That the Board of  Directors of the  Corporation  duly adopted resolutions setting forth the following amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the "Amendment"), declaring the Amendment to be advisable and calling for the submission of the proposed Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed Amendment is as follows:

     ARTICLE IV of the Amended and Restated Certificate of Incorporation of Aronex Pharmaceuticals, Inc., a Delaware corporation, is hereby amended by adding thereto new Section D to read as follows:

     D.       Reverse Split

     (i) Effective immediately upon the filing of this Amendment to the Amended and Restated Certificate of Incorporation in the office of the Secretary of State of the State of Delaware, each outstanding share of previously existing Common Stock shall be and hereby is converted into and reclassified as one-half of a share of Common Stock; provided, however, that fractional shares of Common Stock will not be issued and each holder of a fractional share of Common Stock shall receive in lieu thereof a cash payment from the Corporation determined by multiplying such fractional share of Common Stock by two times the average closing price of a share of previously existing Common Stock on the Nasdaq National Market for the five trading days immediately preceding the effective date, and upon such other terms as the officers of the Corporation, in their sole discretion, deem to be advisable and in the best interests of the Corporation.

     (ii) Certificates representing reclassified shares are hereby canceled and upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive certificate(s) representing the new shares into which such canceled shares have been converted.

     SECOND: That thereafter pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.

     THIRD: That the Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

     FOURTH: That the Amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by James M. Chubb, its President, and attested by Terance A. Murnane, its Secretary, this 24th day of May, 1996.


                                    ARONEX PHARMACEUTICALS, INC.


                                    By:    -----------------------------
                                           James M. Chubb
                                           President


ATTEST:           ----------------------------------
                  Terance A. Murnane
                  Secretary

   P                                           ARONEX PHARMACEUTICALS, INC.
   R
   O                                            3400 Research Forest Drive
   X                                            The Woodlands, Texas 77381
   Y

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     THE UNDERSIGNED HEREBY APPOINTS JAMES M. CHUBB AND TERANCE A. MURNANE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND VOTE, AS DESIGNATED ON THE REVERSE SIDE, ALL OF THE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER SHARE, OF ARONEX PHARMACEUTICALS, INC. (THE "COMPANY"), HELD OF RECORD BY THE UNDERSIGNED ON MAY 2, 1996, AT THE SPECIAL MEETING (THE "SPECIAL MEETING") OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON MAY 24, 1996, AND ANY ADJOURNMENT(S) THEREOF.

                                                               --------------
                                                                SEE REVERSE
            (TO BE DATED AND SIGNED ON REVERSE SIDE)                 SIDE
                                                               --------------







|X|    PLEASE MARK VOTES
       AS IN THIS EXAMPLE.



THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, AND THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 2.



     1.   PROPOSAL    TO    APPROVE   AN
          AMENDMENT  TO  THE   COMPANY'S
          AMENDED      AND      RESTATED
          CERTIFICATE  OF  INCORPORATION
          TO   EFFECT   A    ONE-FOR-TWO
          REVERSE  STOCK  SPLIT  OF  THE
          COMPANY'S  COMMON  STOCK,  PAR
          VALUE  $.001  PER  SHARE,   AS        FOR  AGAINST   ABSTAIN
          DESCRIBED  IN  THE   COMPANY'S
          PROXY  STATEMENT  RELATING  TO        /  /   /  /      /  /
          THE SPECIAL MEETING.


     2.   IN   THEIR   DISCRETION,   THE
          PROXIES ARE AUTHORIZED TO VOTE
          UPON SUCH  OTHER  BUSINESS  AS
          MAY  PROPERLY  COME BEFORE THE       /  /   /  /      /  /
          SPECIAL    MEETING   AND   ANY
          ADJOURNMENT(S) THEREOF.


                                                   MARK HERE FOR
                                                   ADDRESS CHANGE      /  /
                                                   AND NOTE AT LEFT



 Please execute this Proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, SIGN,
DATE AND RETURN THIS
PROXY PROMPTLY USING      Signature:                          Date
THE ENCLOSED ENVELOPE.

                          Signature:                          Date